                                             December ___, 1996



     I, Donald Kramer, hereby consent to the use of my name in the Registration Statement on Form S-1 for Total Control Products, Inc. and any amendment thereto, as necessary, as a Director nominee.



                                        /s/ Donald Kramer
                                        -------------------
                                        Donald Kramer